EXHIBIT (P1)

                             WEBS INDEX FUND, INC.
                                CODE OF ETHICS

                              Effective May, 2000

     WEBS Index Fund, Inc. (the WEBS Fund) is confident that its directors, officers and employees act with integrity and good faith. The WEBS Fund recognizes, however, that personal interests may conflict with the WEBS Fund's interests where officers or directors:

        .  know about present or future portfolio transactions; or

        .  have the power to influence portfolio transactions; and

        .  engage in securities transactions for their personal account(s).

     In an effort to prevent these conflicts and in accordance with Rule 17j-1 under the Investment Company Act of 1940, as amended, (the 1940 Act), the WEBS Fund has adopted this Code of Ethics (the Code) to prohibit transactions and conduct that create conflicts of interest, and to establish reporting requirements and enforcement procedures. (Definitions of underlined terms are
                                                         ----------
included in Appendix A).

I.   About the WEBS Fund and the Advisor.

     The WEBS Fund is a registered investment company that consists of multiple investment portfolios (the Funds). Barclays Global Fund Advisors (the Advisor) is the investment advisor for the Funds. The Advisor manages the Funds' assets with a view to matching the performance of each Fund's corresponding benchmark index as closely as possible. In buying and selling securities for the WEBS Funds, the Advisor employs replication and representative sampling strategies. Because of these investment methodologies, the personal securities activities of the Directors and officers of the WEBS Fund are less likely to create a conflict of interest than they may in investment companies that employ performance-based or fundamental research-driven investment or other discretionary strategies. Consequently, the WEBS Fund has considered, but not adopted, many of the recommendations of the Investment Company Institute's Advisory Group on Personal Trading.

II.  About this Code of Ethics

        A.   Who is covered by the Code?

             All WEBS Fund officers;
                 ------------------
             All Directors, both interested and independent; and Natural persons
                                 ----------     -----------
             in a control relationship to a Fund who obtain information
                  -------
             concerning recommendations about the purchase or sale of any
                                                  ----------------
             security by a Fund (Natural Control Persons).
                                         -------

        B.   What rules apply to me?

             This Code sets forth specific prohibitions regarding securities
                                                                  ----------
             transactions and sets out certain reporting requirements. For the reporting requirements that apply to you, please refer to Parts A - D, as indicated below.

             Independent Directors                Part A
             ---------------------
             Interested Directors                 Part B
             --------------------
             WEBS Fund Officers                   Part C
             ------------------
             Natural Control Persons              Part D
                     -------

III. Statement of General Principles.

     In recognition of the trust and confidence placed in the WEBS Fund by its shareholders, and because the WEBS Fund believes that its operations should benefit its shareholders, the WEBS Fund has adopted the following general principles:

        A. The interests of our shareholders are paramount. Shareholder interests must be placed before your own.

        B. You must accomplish all personal securities transactions in a manner that avoids a conflict between your personal interests and those of the WEBS Fund and its shareholders.

        C. You must avoid actions or activities that allow you or your family to profit or benefit from your position with the WEBS Fund, or that bring into question your independence or judgment.

IV.  Prohibition Against Fraud, Deceit and Manipulation.

     You cannot, in connection with the direct or indirect purchase or sale of a security held or to be acquired by a Fund:
     -------------------------------

        A.  employ any device, scheme or artifice to defraud the Fund;

        B. make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

        C. engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon the Fund;

        D. engage in any manipulative practice with respect to the Fund.

V.   Review and Enforcement of the WEBS Fund's Code.

        A.  Appointment of a Review Officer.

            A review officer (the Review Officer) will be appointed by the Chairman of the Board of Directors (Chairman) to perform the duties described in this Section V.

        B.  The Review Officer's Duties and Responsibilities.

            (1) The Review Officer shall notify each person who becomes an Access Person of the WEBS Fund and is required to report under
            -------------
            the Code of their reporting obligations, no later than 10 days before the first quarter in which such person is obligated to begin reporting.

            (2) The Review Officer will, on a quarterly basis, compare all reported personal securities transactions with the Funds'
                              ----------
            completed portfolio transactions and a list of securities being
                                                           ----------------
            considered for purchase (i.e., trade lists) by the Advisor
            -----------------------
            during the quarter to determine whether a Code violation may have occurred. The Review Officer may request additional information or take any other appropriate measure that the Review Officer decides is necessary to aid in this determination. Before determining that a person has violated the Code, the Review Officer must give the person an opportunity to supply explanatory material.

            (3) If the Review Officer finds that a Code violation may have occurred, the Review Officer must create and submit a written report regarding the possible violation, together with the confidential quarterly report and any explanatory material provided by the person, to the Chairman and legal counsel (Counsel) for the WEBS Fund. The Chairman and Counsel will determine whether the person violated the Code.

            (4) No person is required to participate in a determination of whether he or she has committed a Code violation or discuss the imposition of any sanction against himself or herself.

            (5) If required, the Review Officer will submit his or her own reports (as required) to an alternate Review Officer who will fulfill the duties of the Review Officer with respect to such reports. If a securities transaction of the Review Officer is
                          ----------
            under review for a possible violation, an officer of the WEBS Fund will act for the alternate Review Officer for purposes of this Section V.

        C.  Exceptions.

            In the event that a person subject to the Code believes that he or she is unable to comply with certain provisions of the Code, the person must notify the Review Officer in writing, setting forth the reasons why he or she cannot comply with the Code.

            The Review Officer, in his or her discretion, may exempt this person from any such provisions of the Code if the

            Review Officer determines that (a) the services of the person are valuable to the WEBS Fund or the Advisor; (b) the failure to grant this exemption will result in an undue burden on the person or prevent the person from being able to render services to the WEBS Fund or the Advisor; and (c) granting the exemption does not detrimentally affect the shareholders of the WEBS Fund or the Advisor. The Review Officer will prepare a report documenting the nature of any exemption granted, the persons involved and the reasons for granting such exemption.

            Any person granted an exemption with respect to a particular transaction must furnish the Review Officer with a written report concerning that transaction within three days of the transaction.

         D. Sanctions.

            If the Chairman and Counsel determine that a person violated the Code pursuant to paragraph B.(3) above, disciplinary action may be taken and sanctions may be imposed.

VI.  Recordkeeping.

     The WEBS Fund will maintain records as set forth below. These records will be maintained in accordance with Rule 31a-2 under the 1940 Act and the following requirements. They will be available for examination by representatives of the Securities and Exchange Commission and other regulatory agencies.

         A. A copy of this Code and any other code adopted by the WEBS Fund which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place.

         B. A record of any Code violation and of any sanctions taken will be preserved in an easily accessible place for a period of at least five years following the end of the fiscal year in which the violation occurred.

         C. A copy of each Quarterly, Initial and Annual Report submitted under this Code, including any information provided in lieu of such reports, will be preserved for a period of at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place.

         D. A record of all persons, currently or within the past five years, who are or were required to submit reports under this Code, and a list of those who are or were responsible for reviewing these reports, will be maintained in an easily accessible place.

         E. A copy of each annual issues report and accompanying verification, as required by Section VIII.C of this Code, must be maintained for at least five years from the end of the fiscal year in which it is made, for the first two years in any easily accessible place.

VII.  Interrelationship with Investment Adviser's Code of Ethics.

        A.   General Principle.

             A person who is both an access person of the WEBS Fund and an
                                     -------------
             access person of the Advisor is only required to report under
             -------------
             and otherwise comply with the Advisor's or principal underwriter's Rule 17j-1 code of ethics, provided that such code has been adopted pursuant to and in compliance with Rule 17j-1. Such persons, however, are still subject to the principles and prohibitions contained in Sections III and IV hereof.

        B.   Procedures.

             The Advisor must:

                (1) Submit to the Board of Directors a copy of its code of ethics adopted pursuant to Rule 17j-1;

                (2) Promptly furnish to the WEBS Fund, upon request, copies of any reports made under its code of ethics by any person who is also covered by the WEBS Fund's Code; and

                (3) Promptly report to the WEBS Fund in writing any material amendments to its code of ethics, along with the certification described under Section VIII.C hereof.

VIII. Miscellaneous.

        A.   Confidentiality.

             The WEBS Fund will endeavor to maintain the confidentiality of all personal securities transactions reports and any other information filed with the WEBS Fund under this Code. Such reports and related information, however, may be produced to the Securities and Exchange Commission and other regulatory agencies.

        B.   Interpretation of Provisions.

             The Board of Directors may from time to time adopt such interpretations of this Code as it deems appropriate.

        C.   Annual Issues Report and Accompanying Certification.

             At least annually, each of the Review Officer, the Advisor, any other investment advisor to a Fund (including any sub-advisor) and the WEBS Fund's principal underwriter (if applicable) must provide the following to the Board:

            (1) a report that describes any issues that arose during the previous year under the applicable code of ethics and any procedures thereto, including any material code or procedural violations and any resulting sanctions; and

            (2) a certification that it has adopted procedures necessary to prevent its access persons from violating its code of ethics.
                        --------------

            The Review Officer, Advisor, other advisors and principal underwriter (if applicable) may report to the Board more frequently as they deem necessary or appropriate and shall do so as requested by the Board.

         D. Initial and Annual Acknowledgment.

            The Review Officer shall promptly provide all persons covered by this Code with a copy of the Code. In addition, all persons covered by this Code must complete the Acknowledgment attached as Appendix D hereto within 10 days of becoming an access person of
                                                            -------------
            the WEBS Fund and must submit an Acknowledgment to the Review Officer each year thereafter.


Adopted: May 2, 2000

                                     PART A

                             Independent Directors

I.  Quarterly Reports

Each quarter, you must report any securities transactions, as well as any
                                  ----------
securities accounts you established during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Report is included as Appendix B.

If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

You need not submit a Quarterly Report if the report would duplicate information contained in broker trade confirmations or account statements received by the WEBS Fund, provided that all required information is contained in the broker trade confirmations or account statements and is received by the Review Officer no later than 10 days after the end of the calendar quarter. Please see the Review Officer for more information.

II.  What Must Be Included In Your Quarterly Reports?

          (A) You must report all transaction in securities that:  (i) you
                                                 ----------
          directly or indirectly beneficially own or (ii) because of the
                                 ------------ ---
          transaction, you acquire direct or indirect beneficial ownership.  The
                                                      --------------------
          report must also list each securities account you established during the quarter in which any securities were held for your direct or indirect benefit.

          (B) Reports of individual securities transactions are required only if
                                    ----------
          you knew at the time of the transaction or, in the ordinary course of fulfilling your official duties as a Director, should have known, that during the 15 day period immediately preceding or following the date of your transaction, the same security was purchased or sold, or was
                                        --------
          being considered for purchase or sale, by a Fund.
          -------------------------------------

          Note:  The "should have known" standard does not:
          ----

                     . imply a duty of inquiry;

                     . presume you should have deduced or extrapolated from discussions or memoranda dealing with a Fund's investment strategies; or

                     . impute knowledge from your awareness of a Fund's portfolio holdings, market considerations, benchmark index or investment policies, objectives and restrictions.

III.  What May Be Excluded from Your Quarterly Reports?

You are not required to include the following securities, transactions or accounts on your Quarterly Reports:

          (A) Purchases or sales effected for any account over which you have no direct or indirect influence or control.

          (B) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchased a security issued by your
                                                --------
          employer.

          (C) Purchases effected on the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, as long as you
                                                    ----------
          acquired these rights from the issuer, and sales of such rights.

          (D) Purchases or sales which are non-volitional, including purchases or sales upon exercise of written puts or calls and sales from a margin account to a bona fide margin call.

          (E) Purchases of direct obligations of the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, high
                                                                       ----
          quality short-term debt instruments, including repurchase agreements,
          -----------------------------------
          and shares issued by registered, open-end investment companies other than the WEBS Fund.

You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial
                                                                 ----------
ownership in a security included in the report.
---------      --------

                                  PART B

                           Interested Directors

I.   Initial and Annual Report of Securities Holdings and Accounts.

You must provide the Review Officer with a complete listing of your securities accounts and any securities you beneficially own as of the date you first become
                 ----------     ------------ ---
subject to the Code's reporting requirements. You must submit the initial list within 10 days of the date you first became subject to the reporting requirements. Each following year, you must submit a revised list to the Review Officer showing your securities accounts and any securities you beneficially own
                                                 ----------     ------------ ---
as of a date no more than 30 days before you submit the list. An Initial Report and an Annual Report are included as Appendix C.

II.  Quarterly Reports.

Each quarter, you must report any securities transactions, as well as any
                                  ----------
securities accounts you established during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Report is included as Appendix B.

If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

You need not submit a Quarterly Report if the report would duplicate information contained in broker trade confirmations or account statements received by the WEBS Fund, provided that all required information is contained in the broker trade confirmations or account statements and is received by the Review Officer no later than 10 days after the end of the calendar quarter. Please see the Review Officer for more information.

III. What Must Be Included In Your Reports?

You must report all transactions in securities that: (i) you directly or
                                    ----------
indirectly beneficially own or (ii) because of the transaction, you acquire
           ------------ ---
direct or indirect beneficial ownership. You also must list on the report each
                   --------------------
account in which any securities were held for your direct or indirect benefit.

IV.  What May Be Excluded from Your Reports?

You are not required to include the following securities, transactions or accounts on your reports:

          (A) Purchases or sales effected for any account over which you have no direct or indirect influence or control.

          (B) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchased a security issued by your
                                                --------
          employer.

          (C) Purchases effected on the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, as long as you
                                                    ----------
          acquired these rights from the issuer, and sales of such rights.

          (D) Purchases or sales which are non-volitional, including purchases or sales upon exercise of written puts or calls and sales from a margin account to a bona fide margin call.

          (E) Purchases of direct obligations of the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, high
                                                                       ----
          quality short-term debt instruments, including repurchase agreements,
          -----------------------------------
          and shares issued by registered, open-end investment companies.

You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial
                                                                 ----------
ownership in a security included in the report.
---------      --------

                                     PART C

                               WEBS Fund Officers

I.   Initial and Annual Report of Securities Holdings and Accounts.

You must provide the Review Officer with a complete listing of your securities accounts and any securities you beneficially own as of the date you first became
                 ----------     ------------ ---
subject to the Code's reporting requirements. You must submit the initial list within 10 days of the date you first became subject to the reporting requirements. Each following year, you must submit a revised list to the Review Officer showing your securities accounts and any securities you beneficially own
                                                 ----------     ------------ ---
as of a date no more than 30 days before you submit the list. An Initial Report and an Annual Report are included as Appendix C.

II.  Quarterly Reports.

Each quarter, you must report any securities transactions, as well as any
                                  ----------
securities accounts you established during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Report is included as Appendix B.

If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

You need not submit a Quarterly Report if the report would duplicate information contained in broker trade confirmations or account statements received by the WEBS Fund, provided that all required information is contained in the broker trade confirmations or account statements and is received by the Review Officer no later than 10 days after the end of the calendar quarter. Please see the Review Officer for more information.

III. What Must Be Included In Your Reports?

You must report all transactions in securities that: (i) you directly or
                                    ----------
indirectly beneficially own or (ii) because of the transaction, you acquire
           ------------ ---
direct or indirect beneficial ownership. You also must list on the report each
                   --------------------
account in which any securities were held for your direct or indirect benefit.

IV.  What May Be Excluded from Your Reports?

You are not required to include the following securities, transactions or accounts on your reports:

          (A) Purchases or sales effected for any account over which you have no direct or indirect influence or control.

          (B) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchased a security issued by your
                                                --------
          employer.

          (C) Purchases effected on the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, as long as you
                                                    ----------
          acquired these rights from the issuer, and sales of such rights.

          (D) Purchases or sales which are non-volitional, including purchases or sales upon exercise of written puts or calls and sales from a margin account to a bona fide margin call.

          (E) Purchases of direct obligations of the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, high
                                                                       ----
          quality short-term debt instruments, including repurchase agreements,
          -----------------------------------
          and shares issued by registered, open-end investment companies.

You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial
                                                                 ----------
ownership in a security included in the report.
---------      --------

                                     PART D

                            Natural Control Persons

I.   Initial and Annual Report of Securities Holdings and Accounts.

You must provide the Review Officer with a complete listing of your securities accounts and any securities you beneficially own as of the date you first became
                 ----------     ------------ ---
subject to the Code's reporting requirements. You must submit the initial list within 10 days of the date you first became subject to the reporting requirements. Each following year, you must submit a revised list to the Review Officer showing your securities accounts and any securities you beneficially own
                                                 ----------     ------------ ---
as of a date no more than 30 days before you submit the list. An Initial Report and an Annual Report are included as Appendix C.

II.  Quarterly Reports.

Each quarter, you must report any securities transactions, as well as any
                                  ----------
securities accounts you established during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Report is included as Appendix B.

If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

You need not submit a Quarterly Report if the report would duplicate information contained in broker trade confirmations or account statements received by the WEBS Fund, provided that all required information is contained in the broker trade confirmations or account statements and is received by the Review Officer no later than 10 days after the end of the calendar quarter. Please see the Review Officer for more information.

III. What Must Be Included In Your Reports?

You must report all transactions in securities that: (i) you directly or
                                    ----------
indirectly beneficially own or (ii) because of the transaction, you acquire
           ------------ ---
direct or indirect beneficial ownership. You also must list on the report each
                   --------------------
account in which any securities were held for your direct or indirect benefit.

IV.  What May Be Excluded from Your Reports?

You are not required to include the following securities, transactions or accounts on your reports:

          (A) Purchases or sales effected for any account over which you have no direct or indirect influence or control.

          (B) Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchased a security issued by your
                                                --------
          employer.

          (C) Purchases effected on the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, as long as you
                                                    ----------
          acquired these rights from the issuer, and sales of such rights.

          (D) Purchases or sales which are non-volitional, including purchases or sales upon exercise of written puts or calls and sales from a margin account to a bona fide margin call.

          (E) Purchases of direct obligations of the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, high
                                                                       ----
          quality short-term debt instruments, including repurchase agreements,
          -----------------------------------
          and shares issued by registered, open-end investment companies.

You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial
                                                                 ----------
ownership in a security included in the report.
---------      --------

V.   Pre-Approval of Investments in IPOs or Limited Offerings.

You may not directly or indirectly acquire beneficial ownership in any
                                           --------------------
securities in an IPO or limited offering without obtaining prior approval from
                 ---    ----------------
the Review Officer. The Review Officer must review each request for approval and record the decision regarding the request. Each such record must include the Review Officer's reasons supporting the decision. The WEBS Fund must maintain a record of any decision, and the reasons supporting the decision, to approve these investments for at least five years after the end of the fiscal year in which the approval is granted.

                                   APPENDIX A

                                  Definitions

                                  General Note
 The definitions and terms used in this Code of Ethics are intended to mean the same as they do
   under the 1940 Act and the other federal securities laws.  If a definition hereunder
conflicts with the definition in the 1940 Act or other federal securities laws, or if a term
used in this Code is not defined, you should follow the definitions and meanings in the 1940 Act or other federal securities laws, as applicable.

Access person means any director, trustee or officer of a fund or of a fund's
-------------
investment adviser; any employee of a fund or its investment adviser (or of any company in a control relationship to the fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by a fund
                                     ----------------    ----------
or whose functions relate to the making of any recommendations with respect to such purchases or sales; and any natural person in a control relationship to a
                                                     -------
fund or its investment adviser, who obtains information concerning recommendations made to the fund with regard to the purchase or sale of
                                                    ----------------
securities by the fund.
----------

Beneficial ownership means the same as it does under Section 16 of the
--------------------
Securities Exchange Act of 1934, as amended and Rule 16a-1(a)(2) thereunder. You should generally consider yourself the "beneficial owner" of any securities in which you have a direct or indirect pecuniary (monetary) interest. In addition, you should consider yourself the beneficial owner of securities held by your spouse, your minor children, a relative who shares your home, or other persons by reason of any contract, arrangement, understanding or relationship that provides you with sole or shared voting or investment power.

Control means the same as it does under Section 2(a)(9) of the 1940 Act.
-------
Section 2(a)(9) defines "control" as the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting securities is presumed to give the holder of such securities control over the company. This presumption may be countered by the facts and circumstances of a given situation.

High quality short-term debt instrument means any instrument that has a maturity
---------------------------------------
at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (e.g., Moody's Investors Service).

Independent Director means a director of the WEBS Fund who is not an "interested
--------------------
person" of the WEBS Fund within the meaning of Section 2(a)(19) of the 1940 Act.

Interested Director means a Director of the WEBS Fund who is an "interested
-------------------
person" of the WEBS Fund within the meaning of Section 2(a)(19) of the 1940 Act.

IPO (i.e., initial public offering) means an offering of securities registered
---
under the Securities Act of 1933, as amended (the "Securities Act") the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

Limited offering means an offering that is exempt from registration under the
----------------
Securities Act pursuant to Section 4(2), Section 4(6), Rule 504, Rule 505 or Rule 506 (e.g., private placements).

Purchase or sale of a security includes, among other things, the writing of an
------------------------------
option to purchase or sell a security.
                             --------

Security has the meaning set forth in Section 2(a)(36) of the 1940 Act, except
--------
that it does not include direct obligations of the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-
                                                             -------------------
term debt instruments, including repurchase agreements, shares issued by
---------------------
registered open-end investment companies or securities of an issuer whose securities trade in a country or market in which a Fund does not invest.

A security held or to be acquired by a Fund means: (i) any security that within
  -------------------------------                           --------
the most recent 15 days is or has been held by the Fund or is being or has been
                                                              -----------------
considered by the Advisor for purchase by the Fund and (ii) any option to
----------
purchase or sell, and any security convertible into or exchangeable for, a security.
--------

A security is being purchased by a Fund from the time a purchase or sale program
  --------    ---------------
has been communicated to the person who places buy and sell orders for the Fund until the program has been fully completed or terminated.

A security is being considered for purchase by a Fund when the Advisor
  --------    -----------------------------
identifies a security as such. For purposes of this Code, the Advisor considers securities on its "trade lists" as those "being considered for purchase."

WEBS Fund officer means any person lawfully elected by the Board and authorized
-----------------
to act on behalf of the WEBS Fund.

                                   APPENDIX B

                                Quarterly Report
Name of Reporting Person: ___________________________
Calendar Quarter Ended: ______________
Date Report Due: ______ 10, ____
Date Report Submitted:_____________



Securities Transactions
------------------------------------------------------------------------------------------------
                                      Principal
                                       Amount,                                  Name of
              Name of     No. of       Maturity                                 Broker,
              Issuer      Shares       Date and                                Dealer or
  Date of       and         (if        Interest       Type of                    Bank
Transaction  Title of   applicable)      Rate       Transaction     Price      Effecting
             Security                    (if                                  Transaction
                                     applicable)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

If you have no securities transactions to report for the quarter, please check here.

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue. _____

_______________________________________________________________________________
_______________________________________________________________________________
_______________

Securities Accounts
If you established a securities account during the quarter, please provide the following information:

-----------------------------------------------------------------------------------------------------------
          Name of Broker, Dealer or Bank                Date Account was          Name(s) on and Type of
                                                           Established                   Account
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

If you did not establish a securities account during the quarter, please check here.

I certify that I have included on this report all securities transactions and accounts required to be reported pursuant to the Code of Ethics.

Signature: ____________________         Date: __________________

                                   APPENDIX C
             Initial and Annual Reports of Securities and Accounts

                            INITIAL HOLDINGS REPORT

Name of Reporting Person:    _________________
Date Person Became Subject to the Code's Reporting Requirements: ________ Information in Report Dated As Of: ____________
Date Report Due: __________
Date Report Submitted:  __________


Securities Holdings
---------------------------------------------------------------------------------------------------------
    Name of Issuer and           No. of Shares        Principal Amount, Maturity Date and Interest
     Title of Security          (if applicable)                   Rate (if applicable)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

If you have no securities holdings to report, please check here.

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.
________________________________________________________________________________
________________________________________________________________________________
______


Securities Accounts
--------------------------------------------------------------------------------------------------
          Name of Broker, Dealer or Bank                    Name(s) on and Type of Account
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

If you have no securities accounts to report, please check here.

I certify that I have included on this report all securities holdings and accounts required to be reported pursuant to the Code of Ethics.

Signature: ____________________         Date: __________________



                              APPENDIX C CONTINUED

                             ANNUAL HOLDINGS REPORT

Name of Reporting Person:________________________________

Information in Report Dated As of:____________
Date Report Due: __________
Date Report Submitted: _____________
Calendar Year Ended: December 31, _____


Securities Holdings
-----------------------------------------------------------------------------------------------------------
    Name of Issuer and           No. of Shares          Principal Amount, Maturity Date and Interest Rate
     Title of Security          (if applicable)                          (if applicable)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

If you have no securities holdings to report for the year, please check here.

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

________________________________________________________________________________
________________________________________________________________________________
__________________


Securities Accounts
----------------------------------------------------------------------------------------------------------
         Name of Broker, Dealer or Bank            Date Account Was       Name(s) on and Type of Account
                                                      Established
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

If you have no securities accounts to report for the year, please check here.

I certify that I have included on this report all securities transactions and accounts required to be reported pursuant to the Code of Ethics.

Signature: ____________________         Date: __________________

                                   APPENDIX D

                                 Acknowledgment


TO:      Review Officer

RE:      Acknowledgment of Code of Ethics

--------------------------------------------------------------------------------
------------------------------------------

Initial Acknowledgment: Please check here if this is an initial acknowledgment.

I CERTIFY THAT (1) I HAVE RECEIVED, READ AND UNDERSTAND THE CODE OF ETHICS, (2) I AM AWARE THAT I AM SUBJECT TO THE PROVISIONS OF THIS CODE, (3) I WILL COMPLY WITH THIS CODE, AND (4) I WILL REPORT ALL HOLDINGS, TRANSACTIONS AND ACCOUNTS THAT I AM REQUIRED TO REPORT PURSUANT TO THIS CODE.

--------------------------------------------------------------------------------
---------------------------------------------
Annual Acknowledgment: Please check here if this is an annual acknowledgment.

I CERTIFY THAT (1) I HAVE RECEIVED, READ AND UNDERSTAND THE CODE OF ETHICS, (2) I AM AWARE THAT I AM SUBJECT TO THE PROVISIONS OF THIS CODE, (3) I HAVE COMPLIED WITH THIS CODE AT ALL TIMES DURING THE PREVIOUS CALENDAR YEAR, AND (4) I HAVE, DURING THE PREVIOUS CALENDAR YEAR, REPORTED ALL HOLDINGS, TRANSACTIONS AND ACCOUNTS THAT I AM REQUIRED TO REPORT PURSUANT TO THIS CODE.

--------------------------------------------------------------------------------
--------------------------------------------

Name (print): ________________________

Position: ____________________________

Signature: ___________________________

Date Submitted: ______________________

Date Due: ___________________________